UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 28, 2007

Date of Report (Date of earliest event reported)

Ambassadors International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26420	91-1688605
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1071 Camelback Street

Newport Beach, CA 92660

(Address of principal executive offices) (Zip Code)

(949) 759-5900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 28, 2007, Ambassadors International, Inc. (the “Company”) hosted an investor conference call to discuss the Company’s financial results for the quarter and year ended December 31, 2006 and certain other information, including the contents of the Company’s press release dated February 27, 2007 which was furnished to the Securities and Exchange Commission on Form 8-K on February 28, 2007. The conference call was pre-announced and was available to the public through live teleconference and webcast. A transcript of the conference call is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information in this Current Report, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01 Exhibits.

(d)	Exhibits

99.1	Transcript of investor conference call of Ambassadors International, Inc. held on February 28, 2007.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.

Date: February 28, 2007	By:	/S/ BRIAN R. SCHAEFGEN
Brian R. Schaefgen
Chief Financial Officer

3

EXHIBIT INDEX

Exhibit Number	Description
99.1	Transcript of investor conference call of Ambassadors International, Inc. held on February 28, 2007